Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Accounting Estimates and Judgments
3	Accounting estimates and judgments
The Entity makes estimates and assumptions concerning the future, based on historical experience and other factors, including expectations of future events. The resulting accounting estimates will, by definition, seldom equal the related actual results. The main estimations and assumptions made by the Entity comprises the provision for impairment of trade receivables, provision for profit sharing, and the revenue recognition of management fees for some funds abroad and the fair value measurement of financial assets.